FEDERAL DEPOSIT INSURANCE CORPORATION

                            WASHINGTON, D.C. 20429


                                AMENDMENT NO. 1

                                      TO

                                   FORM F-10

                REGISTRATION FOR ADDITIONAL CLASS OF SECURITIES
                 OF A BANK UNDER SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            NORTH SIDE SAVINGS BANK
                (EXACT NAME OF BANK AS SPECIFIED IN ITS CHARTER)

                               170 TULIP AVENUE
                             FLORAL PARK, NEW YORK
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     11001
                                   (ZIP CODE)


          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF
          THE ACT:

          NONE

          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF
          THE ACT:

          PREFERRED STOCK PURCHASE RIGHTS


          ITEM 1.   STOCK TO BE REGISTERED.

                    Not Applicable.

          ITEM 2.   DEBT SECURITIES TO BE REGISTERED.

                    Not Applicable.

          ITEM 3.   OTHER SECURITIES TO BE REGISTERED.

                    On April 15, 1996, the Board of Directors (the "Board") of North Side Savings Bank (the "Bank") declared a dividend distribution of one Right for each outstanding share of common stock, par value $1.00 per share, of the Bank (the "Common Stock") to stockholders of record at the close of business on April 30, 1996 (the "Record Date"). Each right entitles the registered holder to purchase from the Bank a unit (a "Unit") consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the
          "Preferred Stock"), at a purchase price of $100 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement"), dated as of April 18, 1996, between the Bank and American Stock Transfer and Trust Company, a New York corporation, as Rights Agent (the "Rights Agent").

                    Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificate will be distributed. The Rights will separate from the Common Stock upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date") or (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 10% or more of such outstanding shares of Common Stock (the earlier of (i) and (ii), the "Distribution Date"). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued subsequent to the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

                    The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 30, 2006 unless earlier redeemed by the Bank as described below. At no time will the Rights have any voting power.

                    As soon as practicable after the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights. Except as otherwise determined by the Board and except in connection with shares of Common Stock issued upon the exercise of employee stock options or upon the exercise, conversion or exchange of securities of the Bank, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

                    In the event that any person or group becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a tender or exchange offer for all outstanding shares of the Bank, at a price determined by a majority of the independent directors of the Bank who are not representatives, nominees, Affiliates or Associates of an Acquiring Person to be fair and otherwise in the best interest of the Bank and its stockholders after receiving advice from one or more investment banking firms), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Bank), having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the rights are no longer redeemable by the Bank as set forth below.

                    In the event that following the Stock
          Acquisition Date, (i) the Bank engages in a merger or business combination transaction in which the Bank is not the surviving corporation, (ii) the Bank engages in a merger or business combination transaction in which the Bank is the surviving corporation and the Common Stock of the Bank is changed or exchanged (other than, in the case of clauses (i) and (ii), a merger or business combination that follows an offer described in the previous paragraph and that meets certain other requirements), or (iii) 50% or more the Bank's assets or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, Common Stock of the acquiring company having a value equal to two times the exercise price of the Right.

                    The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend, on, or a subdivision, combination or reclassification of, the Preferred Stock,
          (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

                    With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

                    At any time until ten days following the Stock Acquisition Date, the Bank may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (payable in cash, stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price.

                    Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Bank, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Bank, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Bank as set forth above.

                    Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

                    The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Bank in certain circumstances. Accordingly, the existence of the rights may deter certain acquirors from making takeover proposals or tender offers. However, the Rights are not intended to prevent a takeover, but rather are designed to enhance the ability of the Board to negotiate with a potential acquiror on behalf of all of the stockholders. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may redeem the Rights as provided above. In this regard, on July 15, 1996, the Bank and North Fork Bancorporation, Inc. ("North Fork") executed an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger of the Bank with and into a subsidiary of North Fork. In connection with the execution of the Merger Agreement, the Company executed an amendment (the "Amendment") to the Rights Agreement in order to amend the definition of "Acquiring Person" set forth in the Rights Agreement to provide that neither North Fork nor any of its subsidiaries will be deemed to be an Acquiring Person by virtue of the fact that North Fork is the Beneficial Owner (as defined in the Rights Agreement) solely of Common Stock (i) of which North Fork or such subsidiary was the Beneficial Owner on July 15, 1996, (ii) acquired or acquirable pursuant to the grant or exercise of the option granted pursuant to the Stock Option Agreement, dated as of July 15, 1996, between the Bank and North Fork, (iii) held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity for third parties and (iv) held in respect of a debt previously contracted.

                    The Rights Agreement between the Bank and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the Form of Rights Certificate, was attached as an Exhibit to the Company's Form F-10 filed with the Federal Deposit Insurance Corporation on April 24, 1996 and is incorporated herein by reference. The Amendment is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing description of the Rights, the Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

          ITEM 4.   EXHIBITS.

               1. Rights Agreement, dated as of April 18, 1996, between North Side Savings Bank and American Stock
          Transfer and Trust Company, as Rights Agent, incorporated herein by reference to Exhibit 1 to the Banks
          Registration Statement on Form F-10, dated April 24, 1996.

               2. Amendment, dated as of July 15, 1996, to the Rights Agreement, dated as of April 15, 1996, between
          North Side Savings Bank and American Stock Transfer and
          Trust Company, as Rights Agent.


                                   SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the bank has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   NORTH SIDE SAVINGS BANK

                                   By: /s/  Thomas O'Brien

                                   Name:   Thomas O'Brien
                                   Title:  Chairman, Chief Executive
                                           Officer and President

          Dated:  August 21, 1996



                                   EXHIBIT 1


                         AMENDMENT TO RIGHTS AGREEMENT


                    Amendment, dated as of July 15, 1996, to the Rights Agreement (the "Amendment"), dated as of April 18, 1996 (the "Rights Agreement"), between North Side Savings Bank, a New York-chartered savings bank (the "Company"), and American Stock Transfer and Trust Company, a New York corporation (the "Rights Agent").

                              W I T N E S S E T H:

                    WHEREAS, no Distribution Date (as defined in
          Section 3(a) of the Rights Agreement) has occurred as of the date of this Amendment; and

                    WHEREAS, the Board of Directors of the Company has approved and adopted this Amendment and directed that the proper officers take all appropriate steps to execute and put into effect this Amendment.

                    NOW, THEREFORE, the parties hereby agree as follows:

                    1.   Section 1(a) of the Rights Agreement is
          hereby amended by inserting the following phrase after the last word and before the period at the end of the definition of "Acquiring Person":

                         "; provided; however, that
                         neither North Fork
                         Bancorporation, Inc., a Delaware
                         corporation ("Parent"), nor any
                         Subsidiary of Parent shall be
                         deemed to be an Acquiring
                         Person by virtue of the fact
                         that Parent is the Beneficial
                         Owner solely of Common Stock
                         (i) of which Parent or such
                         subsidiary  was the Beneficial
                         Owner on July 15, 1996, (ii)
                         acquired or acquirable
                         pursuant to the grant or
                         exercise of the option granted
                         pursuant to the Stock Option
                         Agreement, dated as of July
                         15, 1996, between Parent and
                         the Company, (iii) held
                         directly or indirectly in
                         trust accounts, managed
                         accounts and the like or
                         otherwise held in a fiduciary
                         capacity for third parties and
                         (iv) held in respect of a debt
                         previously contracted."

                    2.   This Amendment shall be effective
          immediately upon its execution and the Rights
          Agreement shall continue in full force and effect as amended hereby.

                    3.   Capitalized terms used in this
          Amendment and not defined herein shall have the meanings assigned thereto in the Rights Agreement.

                    4.   This Amendment may be executed in
          counterparts.

                    IN WITNESS WHEREOF, the parties hereto
          have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        NORTH SIDE SAVINGS BANK
          ATTEST:

          By: /s/ Judith A. MacGregor   By: /s/  Thomas M. O'Brien
                                           Name:   Thomas M. O'Brien
                                           Title:  Chairman, President and
                                                   Chief Executive Officer

                                        AMERICAN STOCK TRANSFER AND
                                          TRUST COMPANY

                                        By: /s/ Herbert L. Lemmer
                                        Name:  Herbert L. Lemmer
                                        Title: Vice President

          ATTEST:

          By: /s/ Susan Silber
               SUSAN SILBER
               Assistant Secretary